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                                                                   EXHIBIT 10.29


                               DIGIRAD CORPORATION

                                SERVICE AGREEMENT


         THIS SERVICE AGREEMENT ("Agreement") is entered into as of August 25, 2000, ("Effective Date"), by and between Digirad Corporation, a Delaware corporation, located at 9350 Trade Place, San Diego, California 92126-6334 ("DIGIRAD") and Universal Servicetrends, Inc., a Delaware Corporation, located at c/o Servicetrends 3655 Kennesaw 75 Parkway, ste. 135, Kennesaw, GA 30144 ("USI").

                                    RECITALS

         A. DIGIRAD manufactures certain gamma camera products, and associated support components for use in the medical industry as well as provides nuclear medicine imaging services.

         B. USI is an individual service provider that specializes in servicing products to the medical industry.

         C. DIGIRAD wishes to appoint USI, and USI wishes to accept such appointment as USI for all Products distributed.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       APPOINTMENT OF USI.

                  1.1 APPOINTMENT. DIGIRAD hereby appoints USI as DIGIRAD's exclusive service provider of Products (defined below) for purchasers in the medical industry in the territory described in attached Exhibit A ("Territory"), and USI hereby accepts such appointment. USI agrees to service the Products only within the Territory. Notwithstanding the foregoing, for any reasonable reason, including, but not limited to, poor performance in a region or non-cooperation of the USI in the Territory or for effecting any part of Section 6.3 of this Agreement, Digirad may amend Exhibit A at any time by deleting a region by giving written notice of such amendment to USI. Such notice shall be effective immediately.

                  1.2 PRODUCTS. The product and its options subject to this Agreement ("Products", are set forth on the list attached as Exhibit B ("List").


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         2.       EXCLUSIVITY TERM:

                  2.1 EXCLUSIVITY TERM. The "Exclusivity Term" shall be *** years *** may terminate the agreement after *** year with *** days written notice to the ***

         3.       OBLIGATIONS OF USI.

                  3.1 BEST EFFORTS. USI agrees to use its best efforts to service Products in the Territory.

                  3.2 USI TRAINING AND COOPERATION. USI shall participate at USI's travel, lodging expense in training courses and seminars conducted by DIGIRAD at locations and times agreeable to both DIGIRAD and USI to inform service providers on the servicing of the Products.

                  3.3 COMPLIANCE. USI shall comply with all applicable laws, regulations or restrictions (collectively, "Applicable Laws") relevant to this Agreement and the subject matter hereof and shall actively assist DIGIRAD in its compliance with same. USI shall immediately cease distribution of any Product, Spare Part (as defined below) or any other activity under this Agreement with respect thereto upon written notice by DIGIRAD in connection with any adverse or unexpected results or any actual or potential government action relevant to any Product or Spare Part.

                  3.4 MODIFICATIONS. USI shall promptly notify DIGIRAD in writing as to any issues or problems with the Product or Spare Parts encountered by any of USI's customers, employees, agents or affiliates and any resolutions arrived at for those problems. USI shall communicate in writing with DIGIRAD any and all modifications, design changes or improvements of the Products or Spare Parts suggested by any customers, employees, agents, or affiliates of USI. USI further agrees that DIGIRAD shall have any and all right, title and interest in and to any such suggested modification, design change or improvement without payment of additional consideration for such either to USI or its employees, agents or affiliates. USI further agrees that DIGIRAD, in its sole discretion, shall determine the implementation or not of any such suggested modification, design change or improvement.

                  3.5 RECALLS. For the term of this Agreement and for such additional time periods as specified by DIGIRAD in accordance with applicable regulations promulgated by the U.S. Food & Drug Administration, USI shall maintain records of all Product and Spare Parts sales and customers sufficient to adequately administer a recall or replacement of any Product or Spare Part and shall fully cooperate with DIGIRAD in any effort of DIGIRAD to recall or replace any Product or Spare Part thereof.


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         4.       PRODUCT SERVICE.

                  4.1 SERVICE. Service ("Service") shall be defined as the duty and function of installing, maintaining and repairing Products such that an end-user has use and function of such Products to the fullest extent.

                  4.2 SERVICE ASSIGNED TO USI. USI shall Service all Products located in the Territory ("Service Assignment"). Any parts or Products replaced by USI shall be returned to DIGIRAD. DIGIRAD hereby delegates to USI DIGIRAD's obligations under any DIGIRAD Service Agreement with any end-user provided, however, that DIGIRAD may rescind such delegation at any time.

                  4.3 SERVICE LEVEL COMMITMENT. USI agrees to at all times maintain a Field Service Representative staff proficient and professional in the Service of Products. Furthermore, USI agrees to provide for adequate Territory coverage and a Field Service Representative staffing level appropriate to assure that costs to DIGIRAD for such Service are held to a reasonable and logical amount.

                  4.4 SPARE PARTS PURCHASE. Subject to the terms of this Agreement for which DIGIRAD shall supply USI with spare parts ("Spare Parts"), USI agrees to satisfy solely, through USI's purchase of spare parts from DIGIRAD, one hundred percent (100%) of USI's requirements for Spare Parts for Servicing all Digirad Products.

                  4.5 DELIVERY DATE. Delivery date shall mean a date for which delivery of Spare Parts Kit and Other Spare Parts is quoted by DIGIRAD pursuant to a Supply Agreement Purchase Order and an Other Spare Parts Purchase Order.

                  4.6 APPLICABLE LAWS AND REGULATIONS. USI will ascertain and comply with all applicable laws and regulations and standards of industry or professional conduct in connection with the use, distribution, installation or promotion of Other Spare Parts, including without limitation, those applicable to product claims, labeling, approvals, registrations and notification.

                  4.7 FEE FOR SERVICE PROVIDED BY USI. If DIGIRAD delegates its obligations to USI for Service to be performed by DIGIRAD pursuant to: (1) a DIGIRAD Service Agreement; or (2) the warranty of the Products; or (3) an agreement between DIGIRAD and an end-user for Service on an as-needed basis, DIGIRAD shall pay USI a fee of *** *** for that period of time Service is actually performed on Products *** *** *** *** All such costs will be documented, receipted and invoiced per the field service purchase order, ("Field Service Purchase Order" as shown in exhibit "D"). *** ***


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         5.       REPORTS AND RECORDS.

                  5.1      PARTS AND SERVICE REPORTS.

                           (A)      FIELD SERVICE AND ACTIVITY REPORT. USI will
provide to DIGIRAD *** , a detailed report outlining troubleshooting, service and maintenance activities in support of the Products. This report will include any trends, observations and recommendations gained from the USI's Field Service organization.

                           (B)      OTHER PARTS AND SERVICE REPORTS. USI agrees
to work in good faith with DIGIRAD to initiate and provide other reports, as appropriate, to support the Service of the Products and to satisfy the inventory management needs of DIGIRAD. Such request from DIGIRAD shall not be unreasonable and USI shall not unreasonably withhold such written requested reports.

                  5.2 ADDITIONAL RECORDS. USI shall accurately maintain all records as necessary or appropriate to satisfy Applicable Law or to establish USI's compliance with the provisions of this Agreement or as otherwise reasonably requested by DIGIRAD, and shall provide DIGIRAD and its representatives *** to same (including the right to make copies of such records) during the term hereof, and for *** years after the termination of this Agreement.

         6.       TERM AND TERMINATION.

                  6.1 TERM OF AGREEMENT. This Agreement shall become effective as of the Effective Date and shall extend for *** months unless sooner terminated as provided herein (the "Initial Term").

                  6.2 TERMINATION. In the event of any material breach by a party, the non-breaching party may terminate this Agreement if such breach remains uncured *** days after the breaching party's receipt of written notice of such breach from the non-breaching party or immediately if such breach is of an incurable nature. Notwithstanding the foregoing, in the event that USI (i) is adjudicated bankrupt or insolvent or a receiver for its property is appointed or USI or any Member Company is subject to the commencement of proceedings of any nature against it under bankruptcy, insolvency or debtor's relief laws (which proceeding is not vacated or set aside within sixty (60) days of commencement),
(ii) voluntarily files a bankruptcy petition, or otherwise seeks relief under bankruptcy, insolvency or debtor's relief laws (which filing is not withdrawn within one hundred twenty (120) days of filing), (iii) provides services outside the Territory on Digirad Products,) (iv) purchases Spare Parts from other than DIGIRAD, (iv) materially breaches a provision of this Agreement of a non-curable nature (including, without limitation), (v) makes a non-permitted assignment, transfer or delegation of this Agreement, (vi) fails to comply with Applicable Laws in connection herewith, or (vii) repeats a breach of the same provision hereof, DIGIRAD may, in its sole determination and at its option, terminate this entire Agreement by giving written notice effective as of the date thereof. DIGIRAD, in its sole discretion, may terminate this Agreement with *** days written


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notice in the event of the dissolution, merger or consolidation of the USI or any other transaction or series of related transactions effecting a change in fifty percent (50%) or more of the ownership or voting control of the USI or the transfer of all or substantially all of a USI's business, assets or stock in whatever form of corporate transaction or transactions (a "Corporate Sale"). Acceptance or satisfaction of any Service order by DIGIRAD after notice of breach, termination or expiration shall not be construed as a revival renewal or extension of this Agreement nor as a waiver or withdrawal of any notice of termination, expiration or breach.

                  6.3 NO TERMINATION DAMAGES. Neither USI nor DIGIRAD shall by reason of any permitted termination or expiration hereunder be liable to the other for, and each shall release and hold the other harmless from, all claims of any nature, including (without limitation) claims for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of either party, resulting from or arising out of such termination or expiration, or for any other indirect, special or consequential damages.

                  6.4 RECLAMATION AND REPURCHASE OF INVENTORY. Upon termination of this Agreement, USI will, within *** days, return to DIGIRAD all inventory of Spare Parts which have not been invoiced by DIGIRAD for payment by USI. Upon termination of this Agreement, *** *** ***

                  6.5 EFFECT OF TERMINATION OR EXPIRATION. Notwithstanding any other provision hereof, the provisions of this Agreement which by their nature create rights or obligations that should survive the expiration or termination of this Agreement in its entirety, or the expiration or termination of any Sections hereof, shall so survive, including (without limitation) the rights and obligations under Sections 6.3, 7, 8, 9, 10, and 11 and the obligation to pay any purchase price, invoices and charges for Spare Parts hereunder. DIGIRAD and USI agree to satisfy and remit to one another all properly invoiced payments for Spare Parts and/or Service within *** days of termination or expiration of this Agreement in its entirety or any Section or Sections hereof. Within *** days after the expiration or the termination of this Agreement in its entirety for any reason, the parties shall promptly return to one another all property and other materials of the other party in their respective possessions, including all media (and copies thereof) containing confidential information of DIGIRAD and including without limitation all marketing materials, customer lists, placement records, and service records. Upon termination or expiration, if USI has any right, title or interest in any Mark (as defined in Section 7), USI shall immediately assign all such right, title and interest in and to such Mark to DIGIRAD and shall take all necessary action to ensure that DIGIRAD obtains the full benefit thereof. Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies shall remain available.


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         7.       CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS.

                  7.1 CONFIDENTIALITY. The proprietary information exchange agreement between USI and DIGIRAD, shall remain in effect throughout the term of this Agreement and shall survive the term of this Agreement.

                  7.2 TRADEMARK RIGHTS. DIGIRAD hereby grants to the USI the nonexclusive limited right to use its trade names, trademarks, service marks and other trade designations, including the name "Digirad" or Digirad Corporation", ("Marks") solely in connection with the service of Products as provided for herein. USI shall submit any materials prepared by USI which describe Products or use Marks to DIGIRAD for written approval prior to release. DIGIRAD shall use its best efforts to respond to such requests for approval within *** business days. DIGIRAD reserves the right to reject any such materials which DIGIRAD, in its sole discretion, deems potentially injurious to DIGIRAD's business. USI SHALL NOT (i) alter or remove any Marks applied to or used in conjunction with a Product by DIGIRAD, (ii) attach any additional trade name, trademark, service mark or other trade designation to any Product, (iii) use any Marks as part of USI's name or mark or in any other manner as would cause a reasonable person to infer that USI has an affiliation with DIGIRAD other than the rights provided under this Agreement to service Products or (iv) use any Mark in a way that implies USI is an agent, franchise, representative or branch of DIGIRAD. USI shall immediately change or discontinue the use of any Marks on written request from DIGIRAD. At no time during or after the term of this Agreement shall USI challenge or assist others to challenge DIGIRAD's ownership or registration of any Mark or attempt to use or register any trademark, service mark, trade name or other trade designation which is confusingly similar to any Mark of DIGIRAD. USI shall, on termination or expiration of this Agreement, cease the use of DIGIRAD's Marks and shall surrender to DIGIRAD all price lists, catalogs, promotional literature and similar items.

                  7.3 PUBLICITY AND PRESS RELEASES. Except to the extent necessary under applicable laws, *** that no press releases or other publicity relating to the existence or substance of the matters contained herein will be made without ***

         8. INSURANCE. Upon execution of this Agreement, DIGIRAD shall provide USI with evidence of product liability insurance as required to cover its obligations and activities under this Agreement, and USI shall provide DIGIRAD with evidence of product liability insurance for USI as required to cover their obligations and activities under this Agreement. Such insurance shall be issued by a reputable carrier and on terms reasonably acceptable to the other party. USI and DIGIRAD agree to maintain at least such coverage during the term hereof and for *** years thereafter and to provide the other party with *** days prior written notice of any change, and immediate written notice of cancellation with respect thereto. Insurance coverage by USI and DIGIRAD shall be for at least *** for each claim under such policy and for at least *** in the aggregate.


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         9.       INDEMNIFICATION.

                  9.1 DIGIRAD. DIGIRAD agrees to indemnify, defend and hold harmless USI and its officers, directors, stockholders, affiliates, employees and agents against any and all threatened or pending claims, actions, losses and damages of any kind (including all costs and expenses and reasonable attorneys' fees) arising in any manner out of any of DIGIRAD's activities contemplated by the Agreement and due to the extent of (a) the intentional wrong or negligence of DIGIRAD, (b) any defect in the Products existing at the time of delivery to end user, (c) DIGIRAD's breach of the terms hereof or (d) any claims by a third party that Products infringe upon intellectual property rights of such third party.

                  9.2 USI. USI agrees to indemnify, defend and hold harmless DIGIRAD and its officers, directors, stockholders, affiliates, employees and agents against any and all threatened or pending claims, actions, losses and damages of any kind (including all costs and expenses and reasonable attorneys' fees) arising in any manner out of any of USI's activities contemplated by the Agreement and due to the extent of (a) the intentional wrong or negligence of USI, (b) any change or alteration of the Products by the USI coming into existence after the time of delivery, or (c) USI's breach of the terms hereof.

         10. RELATIONSHIP BETWEEN PARTIES. The relationship between USI and DIGIRAD under this Agreement is intended to be that of independent contractors. Nothing in this Agreement is intended to be construed so as to constitute USI and DIGIRAD as partners or joint venturers, or either party hereto as the employee, agent or legal representative of the other party. USI agrees that it shall not hold itself out as an agent of DIGIRAD or claim or represent that it is operating or doing business as a DIGIRAD sales office, nor shall USI purport to pledge the credit of or enter into any agreement or commitment for DIGIRAD. This Agreement does not convey nor shall USI claim any property interest in DIGIRAD's corporate name, Marks, patents, patent applications, trade secrets, processes or other proprietary or intangible property rights. Each party shall be obligated to use its reasonable commercial efforts to assure that its employees, or other persons whose services it may require, comply with all of the terms of this Agreement. DIGIRAD is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of USI, nor with USI's employment of other persons or incurring of expenses.

         11.      MISCELLANEOUS.

                  11.1 NOTICES. All notices, orders, authorizations, approvals, reports and other communications required or permitted herein shall be in writing and shall be delivered personally (which shall include delivery by courier or reputable overnight delivery service) or sent by certified or registered mail, postage prepaid, return receipt requested or sent by facsimile transmission. Items delivered personally or by facsimile transmission shall be deemed delivered on the date of delivery; items sent by certified or registered mail shall be deemed delivered three (3) days after mailing. The address of the parties for purposes of this provision are as follows (as may be amended pursuant to a notice delivered hereunder):


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                 USI:                                DIGIRAD:
                 Universal Servicetrends, Inc.
                 c/o Servicetrends                   Digirad Corporation
                 3655 Kennesaw 75 Parkway            9350 Trade Place
                 Suite 135                           San Diego, CA 92126-6334
                 Attn:  Robert E. Buscher,           Attn:  President & CEO
                 Chief Executive Officer             Phone:  (858) 578-5300
                 Phone:  770-970-5009                Fax:  (858) 549-7714
                 Fax No.:  770-970-5004


                  11.2 ASSIGNMENT, TRANSFER, AMENDMENT AND WAIVER. USI shall not delegate any duties or assign or transfer any rights under this Agreement without DIGIRAD's prior written consent in its sole discretion. A Corporate Sale (as defined in Section 6.2) of USI shall be deemed an assignment requiring prior written consent by DIGIRAD. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. No modification, amendment, termination, supplement or waiver of this Agreement shall be binding unless made in writing clearly identified as a modification, amendment, termination, supplement or waiver and signed by USI and an authorized representative of DIGIRAD. No waiver shall be implied from conduct or a failure to enforce rights or a delay in enforcing rights, including any delay by DIGIRAD in exercising or asserting its right to terminate this Agreement due to USI's breach of its obligations hereunder.

                  11.3 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter hereof and supersedes all prior and contemporaneous representations, understandings, discussions, negotiations, correspondence, commitments and agreements, whether written or oral. USI has not relied on any representation, agreement or understanding not expressly set forth herein. In the event that any provision of this Agreement is determined to be illegal or otherwise unenforceable, such provision shall be construed as if it were written so as to be legal and enforceable to the maximum extent possible, the entire Agreement shall not fail on account thereof, and the balance of the Agreement shall be continued in full force and effect, all so as to effectuate to the greatest extent possible the parties' intent. No person not a party to this Agreement shall have any rights by reason of this Agreement nor shall any party hereto have any obligations or liabilities to such other person by reason of this Agreement. All exhibits (INCLUDING, BUT NOT LIMITED TO, THE STANDARD TERMS AND CONDITIONS ATTACHED HERETO AS EXHIBIT E) referred to herein are deemed incorporated by this reference as if fully set forth herein.

                  11.4 FURTHER ASSURANCES. Each party hereto agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

                  11.5 FORCE MAJEURE. Except for the obligation to pay amounts due and owing by USI, neither party shall be liable for any delay for failure in performance due to any reason or unforeseen circumstances beyond the affected party's reasonable control, including acts of God


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or public authorities, war and war measures, civil unrest, fire, earthquakes, epidemics, inevitable accidents, delays in transportation, delivery or supply, labor disputes, excessive demand for Products or other interruption in the manufacture, supply or distribution of Products. The obligations and rights of the excused party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.

                  11.6 GOVERNING LAW. The parties agree that this Agreement shall be governed by and construed under the internal laws of the State of California, as applicable to agreements made and to be performed in such state, without regard to principles of conflicts of law.

                  11.7     DISPUTE RESOLUTION.

         a. ARBITRATION. All disputes that in any manner arise out of or relate to this Agreement or its subject matter shall be resolved *** *** *** The parties shall have the right to conduct discovery in accordance with the laws of California. *** *** Arbitration shall take place in San Diego, California, unless the parties otherwise agree. Notwithstanding the foregoing, no action involving professional malpractice allegations, and no action brought by a third party shall be subject to this arbitration provision.

         b. ATTORNEYS' FEES. In the event of any action or proceeding (including, without limitation, arbitration) brought by *** ***

                  11.8 CAPTIONS. Section captions are inserted for convenience only and in no way are to be construed to define, limit or affect the construction or interpretation hereof

                  11.9 BASIS OF BARGAIN. ALL PARTIES RECOGNIZE AND AGREE THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Universal Servicetrends, Inc. a           DIGIRAD CORPORATION, a
Delaware Corporation                      Delaware Corporation


By:        /s/ Robert E. Buscher          By:      /s/ Robert E. Johnson
   ----------------------------------           --------------------------------

Name:      Robert E. Buscher              Name:    Robert E. Johnson
     --------------------------------           --------------------------------

Title:     Chief Executive Officer        Title:   V.P. Sales & Customer Service
      -------------------------------           --------------------------------









                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

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                                    EXHIBIT A
                                   "TERRITORY"


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                                    EXHIBIT B
                                 "PRODUCTS LIST"


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                                    EXHIBIT C
                            "PRODUCT SPECIFICATIONS"

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                                    EXHIBIT D
                         "FIELD SERVICE PURCHASE ORDER"

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                                    EXHIBIT E
                         "STANDARD TERMS AND CONDITIONS"


THE TERMS CONTAINED HEREIN AND IN THE ATTACHED SERVICE AGREEMENT (THE "AGREEMENT") BETWEEN DIGIRAD AND USI APPLY TO ALL SPARE PARTS AND RELATED ARRANGEMENTS BETWEEN DIGIRAD AND USI. THESE TERMS SHALL BE APPLICABLE WHETHER OR NOT ATTACHED TO OR ENCLOSED WITH SPARE PARTS SOLD HEREUNDER. REFERENCES BELOW TO SECTIONS AND EXHIBITS ARE REFERENCES TO THE AGREEMENT. ANY CHANGES IN THE TERMS CONTAINED HEREIN MUST SPECIFICALLY BE AGREED TO IN WRITING BY AN AUTHORIZED REPRESENTATIVE OF DIGIRAD AS PROVIDED IN THE AGREEMENT.

1.       Orders.

         USI shall submit any order ("Order") for Spare Parts in writing to DIGIRAD at the address set forth in the Agreement, which Order shall reference the Agreement and shall set forth the quantities, descriptions, applicable purchase price and requested delivery date for the Spare Parts ordered together with commercially reasonable shipping instructions and an assigned USI or Member Company purchase order number, or some other mutually verifiable method. All Orders are subject to written acceptance by DIGIRAD in its sole discretion. DIGIRAD will use its best efforts to provide written acceptance of such Orders within *** business days of receipt. DIGIRAD shall not be liable for failure to make or delay any shipment or delivery.

2.       Inspection.

         USI shall promptly inspect the Spare Parts upon receipt and either accept, or reject and describe deficiencies in writing within *** days of receipt. Spare Parts shall be deemed accepted by USI as fully conforming unless DIGIRAD receives a written notice of deficiencies within such *** day period. DIGIRAD reserves the right to make shipments in installments. Each shipment hereunder shall be a separate and independent transaction and shall be invoiced by DIGIRAD and payable by USI separately.

3.       Terms of Payment and Delivery.

         3.1 Payment Terms. All Spare Parts are sold *** with the net amount of the invoice (including all freight, transportation, insurance and similar charges) due within *** days from the invoice date, which shall be the *** USI may take a *** on the total invoice if paid within *** of invoice. USI shall owe DIGIRAD a late charge of *** on any delinquent balance hereunder, provided that in no event shall this monthly charge exceed the maximum amount allowed by law. USI shall pay all costs and expenses incurred by DIGIRAD in collecting delinquent amounts (including late charges) under this Section 3, including attorneys' fees and costs. DIGIRAD may accept partial payment on any invoice, which shall not constitute a waiver of DIGIRAD's right to collect the balance or an accord and satisfaction not withstanding DIGIRAD's endorsement of USI's check.


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DIGIRAD may at any time, either generally or with respect to any specific Order, change the amount or duration of credit to be allowed to USI by DIGIRAD, which may include requiring cash or letter of credit in advance of shipment or delivery or delaying or stopping acceptance of Orders from or shipments to USI, in the event USI has failed to pay previous amounts when due or USI's financial condition or creditworthiness, performance under this Agreement, or other actions make such action appropriate in DIGIRAD's reasonable sole judgment without waiving its claim for damages or other remedies. USI shall not take any credit or offset whatsoever against amounts owed to DIGIRAD without DIGIRAD's prior written authorization. Unless otherwise required by law, all prices shall be quoted and billed exclusive of federal, state and local excise, sales and similar assessments, taxes and charges. Such assessments, taxes and charges shall be the sole responsibility of USI and, if required to be paid by DIGIRAD, shall appear as additional items on invoices. If exemption from such taxes or charges is claimed, USI must provide a certificate of exemption and similar documentation at the time the Order is submitted to DIGIRAD. If shipments are delayed by USI, payments shall become due on the date that is *** days from the date that DIGIRAD is prepared to make shipment. Spare Parts held at USI's request shall be at the risk and expense of USI, including *** *** charge for any Spare Parts being held over *** days.

         3.2 Risk of Loss and Title. All risk of loss or damage in transit of Spare Parts shall pass to USI upon DIGIRAD's delivery to a carrier with insurance regardless of any provisions for the payment of freight or insurance or the form or content of shipping documents. In DIGIRAD's sole discretion, transportation, insurance and similar charges shall be collected or, if prepaid, shall be subsequently billed to USI. USI must file all claims for loss or damage in transit with the carrier. USI shall receive title to the Spare Parts only upon payment in full for each respective Spare Part.

4.       Recalls, Discontinuances and Alterations of Spare Parts.

         4.1 Recalls and Discontinuances. DIGIRAD has at any time by written notice to USI, the right to recall or discontinue any Spare Parts in USI's inventory or in the marketplace. Such Spare Parts may include Spare Parts ordered but not yet shipped. USI agrees to return all such Spare Parts to DIGIRAD at the "ship to" address listed on DIGIRAD's written recall or discontinuance notice in accordance with DIGIRAD's written instructions and at DIGIRAD's expense. Recalled Spare Parts shall be returned by USI to DIGIRAD within *** days from the delivery of the written notice from DIGIRAD. Discontinued or altered Spare Parts shall be returned by USI to DIGIRAD within *** days from the delivery of the written notice from DIGIRAD.

         4.2 Return Procedure and Terms. In order to return Spare Parts under all other conditions, except those specifically stated in the Section 4.1 herein, USI shall obtain a return goods authorization number ("RGA") from an authorized representative of DIGIRAD. All authorized returns must be received in their original container by DIGIRAD within *** days of the issue date of the RGA which shall be conspicuously borne on such container. DIGIRAD shall not accept Spare Parts not authorized to be returned. Any non-authorized Spare Parts shall be shipped back to USI with transportation and similar charges collect or, if USI fails


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    Confidential Treatment and filed separately with the Commission.

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to accept the return shipment, DIGIRAD shall store such returned Spare Parts and be entitled to charge USI for the costs of storage and handling. All returned Products and Spare Parts shall be subject to inspection or testing by DIGIRAD. USI shall not be entitled to any credit if the returned Spare Parts have been, in DIGIRAD's sole reasonable determination, improperly handled, stored, transported or used.

         4.3 AMOUNT OF CREDIT. A credit may be allowed for properly returned Spare Parts in the Section 4.1 herein based on the applicable purchase price for the Spare Part. For all other conditions, except those specifically stated in the Section 4.1 herein, a credit may be allowed for properly returned Spare Parts based on the applicable purchase price for the Spare Part less any applicable restocking or other appropriate charges. All returns shall be shipped F.O.B. destination, freight, insurance, packing, restocking and other charges prepaid, on a carrier and with insurance selected by DIGIRAD.

         4.4 ALTERATIONS. DIGIRAD may make alterations to the Spare Parts at any time which DIGIRAD deems necessary or appropriate to comply with industry standards or Applicable Laws or as DIGIRAD may otherwise determine to be reasonable, necessary or appropriate, and such altered Spare Parts shall be deemed to fully conform herewith.

5.       LIMITED EXPRESS WARRANTY AND DISCLAIMER OF ALL OTHER WARRANTIES.

         5.1 WARRANTY. For that time which is the earlier of (a) *** after Spare Part ships or (b) the date on which the Spare Parts are installed and accepted by end-users, DIGIRAD warrants to USI that Spare Parts sold to USI shall (i) be free from defects in workmanship and materials when transported, stored, handled, used and serviced in compliance with DIGIRAD's written materials for a period of *** months and (ii) shall conform in all material respects with the Specifications.

         5.2 LIMITATION OF WARRANTY. DIGIRAD's sole liability under this warranty is limited to repairing the Spare Part, furnishing a replacement Spare Part, or issuing a credit for any such Spare Part, all at DIGIRAD's sole option, provided that: (a) DIGIRAD is promptly notified in writing of the defect in any Spare Part within the warranty period as provided above; (b) such Spare Parts are returned to DIGIRAD's warehouse in accordance with the Section 4 hereof and in a condition suitable for testing; and (c) DIGIRAD's examination of such items shall disclose to its reasonable satisfaction that the Spare Parts are defective and such defective state has not been caused by misuse, misapplication, abuse, neglect, alteration, accidents improper storage, transportation or handling, an act of God or other causes reasonably beyond DIGIRAD's control or occurring subsequent to the time of delivery of the Spare Parts to a carrier by DIGIRAD. Modification of a Spare Part by USI or any other party shall invalidate the above warranty. Any repair or replacement shall not extend the period within which such warranty can be asserted. The warranty herein may be asserted by USI only and not by USI's customers, end-users or other third persons and applies only to Spare Parts used in the Territory. DIGIRAD shall notify USI in writing if such Spare Parts are not subject to warranty adjustment and, unless disposition instructions as to such Spare Parts are received from USI within *** days of such


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notification, such Spare Parts shall be returned to USI freight, packing, insurance and other charges collect.

         5.3 DISCLAIMER OF ALL OTHER WARRANTIES. USI ACKNOWLEDGES AND AGREES THAT THE PROVISIONS OF THIS WARRANTY AND THE INDEMNIFICATION PROVISIONS OF SECTION 9 OF THE AGREEMENT CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO IT WITH REGARD TO DEFECTIVE SPARE PARTS. EXCEPT FOR THE EXPRESS WARRANTY PROVIDED IN THIS SECTION, ALL WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, AND ALL OBLIGATIONS AND REPRESENTATIONS AS TO PERFORMANCE, INCLUDING ALL WARRANTIES WHICH MIGHT ARISE FROM COURSE OF DEALING OR CUSTOM OF TRADE AND INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AS TO NON-INFRINGEMENT, ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED, BY DIGIRAD. NO AGENT, EMPLOYEE OR REPRESENTATIVE OF DIGIRAD HAS ANY AUTHORITY TO MAKE ANY AFFIRMATION, REPRESENTATION OR WARRANTY FOR DIGIRAD WITH RESPECT TO THE SPARE PARTS OTHER THAN SPECIFICALLY PROVIDED HEREIN.

         5.4 USI OBLIGATIONS. USI shall not make any representations, or extend any warranties, express or implied, relating to the use, effectiveness or safety of the Spare Parts, except as expressly set forth in any end-user warranty furnished by DIGIRAD (if any). All other agreements between USI and its customers and their patients are the exclusive responsibility of USI and any commitment made by USI to such customers and/or patients with respect to the delivery, performance, suitability or other matters relating to the Spare Parts are USI's sole responsibility/. DIGIRAD may, at its sole discretion, include with Spare Parts shipped under this Agreement a copy of its standard end-user warranty. DIGIRAD reserves the right to amend (without notice) the terms and conditions of the end-user warranty. USI shall ensure that the end-user warranty included is passed through with the Spare Parts to the end-users thereof. Any end-user warranty is solely for the benefit of the end-user, and shall become effective on the date the end-user accepts the Spare Part by the end-user's signature on the Customer Delivery and Acceptance Report attached hereto as Exhibit P of the Agreement.

         5.5 LIMITATION OF LIABILITY. IN THE EVENT THAT A SPARE PART DEFECT OR MALFUNCTION DIRECTLY OR INDIRECTLY CAUSES ANY DAMAGES OR INJURIES, DIGIRAD'S LIABILITY SHALL BE LIMITED-SOLELY TO: (A) THE REPAIR OR REPLACEMENT OF THE SPARE PART OR GIVING CREDIT FOR THE SPARE PART HEREUNDER IF THE APPLICABLE WARRANTY PERIOD DESCRIBED IN THAT CLAUSE HAS NOT EXPIRED; OR (B) INDEMNIFICATION OF USI IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 OF THE AGREEMENT. IF A COURT OF COMPETENT JURISDICTION SHALL FIND THAT ANY CLAUSE OF THIS SECTION IS UNCONSCIONABLE OR OTHERWISE UNENFORCEABLE, IT IS AGREED THAT DIGIRAD'S LIABILITY SHALL BE LIMITED SOLELY TO AN AMOUNT EQUAL TO DIGIRAD'S REPLACING THE MALFUNCTIONING OR DEFECTIVE SPARE PART. THE DAMAGE LIMITATION PROVIDED IN THE AGREEMENT AND THE REMEDIES STATED HEREIN SHALL BE EXCLUSIVE AND SHALL BE USI'S SOLE REMEDIES. NO


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ACTION AGAINST DIGIRAD FOR BREACH HEREOF SHALL BE COMMENCED MORE THAN ONE (1)
YEAR AFTER THE ACCRUAL OF THE CAUSE OF ACTION. INDEPENDENTLY OF ANY OTHER LIMITATION HEREOF, IT IS AGREED THAT IN NO EVENT SHALL DIGIRAD BE LIABLE WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR INDIRECT DAMAGES OR FOR LOSS OF ANTICIPATED PROFITS TO DISTRIBUTOR, DISTRIBUTOR'S CUSTOMERS, END-USERS OR ANY OTHER PERSON.